* Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed separately with the Securities and Exchange Commission.

AGREEMENT

In Athens, today on July 3, 1998, by and between:

1. The private law entity with the name "GREEK ASSOCIATION OF BASKETBALL SOCIETES ANONYMES (E.S.A.K.E.) registered in Athens at 1 Eratosthenous and Vas.Konstantinou Strs, duly represented herein by Messrs. Theodore Karatza, President of its B.O.D. and Panagiotis Blanas, Secretary General of its B.O.D., hereinafter mentioned as "E.S.A.K.E"

and

2. The Societe Anonyme with the name "NETHOLD HELLAS PAY-TV SOCIETE ANONYME" pending the decision of the Prefect of Athens by which article 1 of its Articles of Incorporation will be amended in reference to its name which will be amended with the issue of the above decision to "NETMED HELLAS PAY-TV SOCIETE ANONYME" with the title "NETMED HELLAS S.A.", registered in Athens at 76 Katechaki Str., which has the exclusive administration and exploitation of pay-tv programs, duly represented herein in accordance to its Articles of Incorporation and the relevant decisions of the General Meeting and its B.O.D. by Messrs. Christodoulos Economides, Vice President of its B.O.D. and Charalampos Tagmatarhis, hereinafter mentioned as "NETHOLD".

the following were agreed upon and mutually accepted:

                  CHAPTER A' - DEFINITIONS AND INTERPRETATIONS

                                   Article 1

1.1. GAMES: are deemed to be herein, all the Greek Championship A1 Men's National Division basketball games * organized by E.S.A.K.E. These games include the regular games and the play-offs, which will take place in accordance to Championship Proclamations issued exclusively by E.S.A.K.E.

1.2. TRANSMISSION: Deemed herein to be the direct to subscribers (showing) of certain games mentioned above in par.1.1., and their recorded retransmission, and the transmission of their highlights or extracts within the framework of special sports programs, dedications, informative (news) programs, e.t.c. in Greece, Cyprus and in foreign countries in general, to be effected by NETHOLD's programs by any technical method (analogue or digital) or means (especially by terrestrial relais and/or cable networks and/or satellite).

  *

  *

1.3. EXPLOITATION: It is herein deemed to be any form (not restricted to financial) of exploitation which will result from the above transmission of games of their recording and future repetition of their re-transmission or the showing of their extracts or the distribution of these programs in video tapes and in general any kind of financial exploitation by any technical method of transmission/audio video recording.

1.4. ADVERTISING: It is herein deemed to be the promotion of products and/or services that appear during the transmission of the games or during their normal breaks on the t.v. screen, and in case as provided by the effective national and European legislation.

1.5. SPONSORS/SUPPORTERS OF TEAMS: Herein deemed to be the legal and/or natural persons that either have undertaken the general financial support of the contesting teams irrespective of the addition or not of their distinctions (name/mark) to the name of the union/kae (kae), or that promote the names/title/logo/product or service marks in the appearance of the athletes of the contesting teams.

1.6.a. ADVERTISING BOARDS: Herein deemed to be all the advertising boards placed in the courts that are used as home courts by those participating in the Championship organized by E.S.A.K.E unions/kae, in the special available spaces for their placement and specifically in the perimeter of the court and are shown during the game (t.v. advertising boards) which may be revolving in a manner that for each board more than one advertisement is shown, observing in each case the safety specifications imposed by FIBA. Also for the above boards, new technologies such as virtual reality can be used.

b. THE REST OF THE ADVERTISING SPACES: Herein deemed to be all the spaces in the above courts in which steady advertising boards, tapes (self adhesive or not) and other material of advertising content can be installed/placed, such as the center circle, restraining circle, the perimeter of the internal lines of the court e.t.c. which are shown on the tv screen. The use of new technology as mentioned above such as virtual reality also applies for the rest of the advertising spaces.

                           CHAPTER B' - TERM, SUBJECT

                                    Article 2

2.1. The term herein is * years and it refers to the E.S.A.K.E. Championship games (Greek Basketball Championship, A1 Men's National Division) for the periods *

2.2.     *





2.3.     *




2.4.     *




              Article 3 - Television transmission and exploitation

3.1. E.S.A.K.E assigns NETHOLD the *


         In the foreign countries the above exploitation may be effected either by direct transmission of the mentioned t.v. program by NETHOLD's pay-tv programs, or by the further assignment of the t.v. transmission rights to a t.v. station/channel of NETHOLD'S choice.

3.2. NETHOLD warranties to E.S.A.K.E the complete and thorough transmission of the games as far as the technical coverage and journalistic diligence is concerned.

3.3. All expenses of any nature concerning the t.v. coverage of the games (production, statistics e.t.c.) burden solely and exclusively NETHOLD. Solely responsible for the fulfillment of the above undertakings are the technical and sports departments of NETHOLD and its authorized crews.

3.4. The t.v. production material (films, videotapes e.t.c.) will remain is NETHOLD'S exclusive proprietorship and possession, which is entitled to use it in any legal manner. NETHOLD is obliged within two (2) business days from the t.v. transmission of any game to deliver to E.S.A.K.E its copy in a VHS or BETA tape in order for E.S.A.K.E. to create an archive for its showing to any information media for the informing of the coaches, its unions/kae members and for instructive purposes. E.S.A.K.E undertakes to ensure that this material will not be exploited commercially by third parties.

3.5. NETHOLD undertakes to transmit at least * live * of each participating union/kae in the E.S.A.K.E Championship * For the selection of the games to be transmitted, before the commencement of each championship, a four member committee will be created, comprised by two members of NETHOLD and two of E.S.A.K.E. In the case of equality in votes, the opinion of the NETHOLD members will prevail. NETHOLD is obliged in any case to notify E.S.A.K.E. in writing of the games to be transmitted program at least fifteen days before the transmission of each game. In the case that by a decision of the above committee, the program of the games to be transmitted is modified, the above fifteen day notice period is curtailed to ten days. It is explicitly defined that E.S.A.K.E has the right to proceed to the postponement of a game programmed to be transmitted for the reasons mentioned in the Proclamation and the E.S.A.K.E. regulations, the content of which NETHOLD states that it acknowledges and accepts. In this case E.S.A.K.E is obliged to notify NETHOLD immediately in order for the t.v. transmission program to be modified without the above notice periods being applied. The hours that the games will be transmitted will be jointly defined by the parties herein, taking into consideration NETHOLD's program needs. In any case, NETHOLD undertakes to show equally during the regular period of each Championship of the term herein the first four unions/kae of the final score rating of the previous period.

3.6. NETHOLD herein acquires the right and the obligation to transmit live only
* games for each game day of the E.S.A.K.E Championship, during its whole duration in each period including the regular period and the play-offs, the games to be chosen as above mentioned. It is defined that the games of the above championship are conducted usually on Saturdays and Sundays, but during the regular period and in the play-offs they can also be conducted on other weekdays, in accordance to the E.S.A.K.E Championship Proclamation and the relevant game program of the periods 1989-1999 (a copy of the program is attached herein and after being signed by both parties it comprises an integral part of the present agreement) NETHOLD thus being obliged and entitled to t.v. transmit live only * games for each game day of the Championship. For NETHOLD's program needs and for the fulfillment of its obligation to transmit * live games for each game day of the Championship, one of the programmed games for each game day will be transferred to the next or the previous day depending on the game obligations of the contesting teams. Also, in case of a postponement of a programmed game or a whole game day by E.S.A.K.E for the t.v transmission of the games the above will also be in effect.

3.7. In addition to the above live transmitted games, NETHOLD is entitled to show * additional games recorded for each game day of the Championship. The days and hours of the showing of the above recorded games will be defined jointly by the parties herein as provided by term 3.5 herein taking into consideration NETHOLD's program needs. In this NETHOLD is obliged to transmit at least two of the above recorded home games of each union/kae participating in the above E.S.A.K.E Championship *

3.8. NETHOLD is entitled to assign one (1) game for each game day during the term herein, to be transmitted by any t.v. station/channel of NETHOLD's choice, ERT S.A.'s channels preferred, if the latter so request without any consideration paid to NETHOLD or E.S.A.K.E by these tv stations/channels. The transmission of this game will be in any case after 12:00 midnight to 05:00 in the morning.

  Article 4 - Use and Exploitation of Advertising Boards, Other Allowances to
                                 the unions/kae

4.1. In addition to the above * right of t.v. transmission and exploitation of the matches of the E.S.A.K.E Championship, as defined and specified herein, the unions/kae which participate in it, in execution of a decision passed in the General Meeting of 1/2/3-7-98 assign to NETHOLD the * right to allocate and exploit the tv advertising boards placed in the courts where the above Championship games that are transmitted take place and of the other advertising spaces as defined in term 1.6 herein above, according to the terms, conditions and consideration mentioned herein,

4.2. E.S.A.K.E will make all reasonable endeavours in case of a dispute between NETHOLD and any of the union/kae members of E.S.A.K.E arising form the cause above, to arrive at a conciliatory settlement.

        Article 5 - Assignment of promotion Rights through the E.S.A.K.E
                                  Championship

5.1. In addition to the aforementioned in terms (3) and (4) rights, E.S.A.K.E
assigns to NETHOLD during the term herein the                *

choice or a group of these, through the E.S.A.K.E Championship.

5.2. Such a promotion is consisted of the promotion of the logo/mark and of any other distinct mark of NETHOLD's choice or those of a third legal or natural person of its choice or a group of these:

a. In the trailers announcing the games to be transmitted in accordance to the terms detailed in article 9.8. herein.

b. In the statistics cards with the information on the contesting teams which will be shown in accordance to the terms detailed in article 9.6. herein.

c. During the shows mentioned in article 9.10 herein.

d. In the events to be organized by NETHOLD and E.S.A.K.E, according to the terms detailed in article 9.20 herein and

e. By any other manner that the parties herein jointly agree upon, including the addition of the aforementioned logo/mark or any other distinctive mark of NETHOLD's mark, in a manner which the E.S.A.K.E Championship will be called hereon "XXX Championship" as provided by the rest of terms agreed upon by the parties.

5.3. In the case that NETHOLD assigns its above mentioned right to another person as above mentioned, it undertakes to grant it without any consideration advertising time of 3.000" for each year of the term herein.

                   CHAPTER C' - FINANCIAL TERMS - WARRANTIES

                           Article 6 - Financial Terms

6.1 NETHOLD will pay E.S.A.K.E as consideration for the * assignment to it of the rights mentioned in articles *, the following sums and the advertising time mentioned below in article 7.

6.1.1. For the assignment of the tv transmission and exploitation rights mentioned above in articles * herein, and the promotion rights of NETHOLD's products/services as these are specified through the E.S.A.K.E Championship * NETHOLD will pay E.S.A.K.E the sum of *

         This sum will be paid by NETHOLD to E.S.A.K.E as follows:

  *

*

6.1.2. For the assignment of the tv transmission and exploitation rights mentioned above in articles 3 and 5 herein, and the promotion rights of NETHOLD's products/services as these are specified through the E.S.A.K.E Championship * NETHOLD will pay E.S.A.K.E. the sum of *

This sum will be paid by NETHOLD to E.S.A.K.E as follows:

*







6.1.3. It is explicitly specified that expenses of any nature, duties, V.A.T. and other surcharges on the above sums exclusively and solely burden NETHOLD. Also it is explicitly agreed that the above mentioned dates of payment of the installments (partial payments) are deemed to be dates of maturity of payment and the present agreement is deemed an agreement of "timely execution".

6.1.4. The payment of the corresponding to each above mentioned installment sum will be proven by a written receipt of payment issued by E.S.A.K.E. which will be followed by the issue of an invoice by E.S.A.K.E., with the payment of the corresponding VAT.

6.1.5. Though unnecessary, it is specified that the above consideration of the agreement of the parties herein in no manner whatsoever is subject to the provisions of article 8 par. 1 ev. f of Law 2328/1997, NETHOLD not entitled to the retaining of any amount for any entity, the Public Sector included.

6.2 NETHOLD will pay the unions/kae members of E.S.A.K.E. that participate in the above Championship as consideration for the exclusive assignment to it of the rights mentioned in article 4 herein, the following sums:

6.2.1. For the assignment of the right to use and exploit the tv advertising boards placed in the courts that the games of E.S.A.K.E.'s competence take place
*

*
6.2.2. For the calculation of the sum that each union and kae not able to deliver the above documents of proof and other documents, is entitled to (for example the unions/kae that have been promoted to the A1 National Men's Basketball Division) the basis that will be taken into consideration for the calculation is the sum that the last in the score ratings union/kae received for the * increased by *

6.2.3 NETHOLD's above obligation concerns the payment of the sum of *



6.2.4. The manner of payment of the sum that each union/kae member of E.S.A.K.E. is entitled to resulting from the liquidation of the rights to use and exploit its tv advertising boards, as mentioned above, will be effected by NETHOLD to each union/kae that participate in the E.S.A.K.E. Championship for the period * on the basis of the specific agreements between NETHOLD and the union/kae enter into, without E.S.A.K.E.'s intervention and on the basis of the criterion mentioned in 6.2.2. In any case, NETHOLD's payment of the sums must be concluded till the commencement of the Championship of the following period.

6.2.5. For the assignment of the right mentioned in article 4 to use and exploit the tv advertising boards placed in the courts that the games of E.S.A.K.E.'s competence take place during the period * NETHOLD will pay each of the unions and kae members of E.S.A.K.E. that participate in the Championship of the above period, the sums the latter has received due to the above cause (meaning from the assignment of the right to use and exploit the tv advertising boards) during the pervious period * plus the analogous to this sum VAT. The union/kae that were promoted to the A1 National Division will participate in the Championship of the above period * and will receive the sum that the union/kae promoted to the A1 Division, received during the previous period *

6.2.6.   NETHOLD's above obligation concerns the payment of the sum of *

                        Article 7. Other Financial Terms

7.1. In addition to the aforementioned payable sums, NETHOLD will grant each union/kae member of E.S.A.K.E. participating in the A1 National Division Championship of the periods * and for each game day of the term herein, advertising time of total duration * for the promotion of their sponsors/supporters as these are determined above in 1.5. (meaning advertising time of * and advertising time of * for each union/kae member of ESAKE participating in the Championship). This advertising time can not be transferred to the following year.

7.2. The relevant advertising will be effected in NETHOLD's programs in accordance to the effective legislation, will be invoiced based on a special price list which will be drawn up by it and submitted to the competent tax authority, and it will concern the advertising promotion of the persons mentioned in article 1.5. herein.

7.3. NETHOLD is obliged to grant to E.S.A.K.E. in its programs advertising time of * or each year of the term herein at the price of * per second which E.S.A.K.E. will use at his judgment solely for its promotion or the promotion of its services. E.S.A.K.E. solely is entitled to transfer the advertising time it's entitled to the next basketball period but not to a time period later than two years after the effective term of the present agreement.

                             Article 8 - Warranties

8.1. Within an annulling time limit extended to 30-7-1998 NETHOLD as warranty for the payment of the sums mentioned in articles 6.1., 6.1.1. and 6.1.2. herein above, is obliged to deliver to E.S.A.K.E. * letters of guarantee of recognized bank of E.S.A.K.E.'s acceptance, of rolling validity of equal sum to the installments mentioned in 6.1.1. and 6.1.2. above, that is of * and as provided explicitly in its text, at its termination it will be extended to cover the corresponding monthly installment as these have been defined of the next year of the term herein, so that in any case a time period * will be covered and up to the coverage of the * * installment as mentioned above.

8.2. The above letters of guarantee that will be delivered to E.S.A.K.E. will be issued by a recognized bank accepted by E.S.A.K.E. and their text will correspond to text of the relevant draft drawn up by E.S.A.K.E. of the no. 18546242 letter of guarantee of ERGO Bank which was delivered to the mentioned representatives of NETHOLD and the text of which will be adjusted to the herein agreed. In case the above time limit passes inactive, meaning that the above letters of guarantee are not delivered by NETHOLD to E.S.A.K.E's offices, the present agreement will be de jure terminated and NETHOLD will be liable for E.S.A.K.E.'s and the union/kae indemnification of any damage caused due to it. Expenses of any nature concerning the issue of the letters of guarantee exclusively burden NETHOLD.

8.3. In the case that E.S.A.K.E. exercises its right mentioned in *

8.4. NETHOLD delivered to E.S.A.K.E today * bank cheques issued by it the sum of
* with payment dates the ones mentioned in 6.1.1. herein above. The above cheques except for the one payment date 7-7-98 will be returned to NETHOLD by E.S.A.K.E. upon the delivery to the latter of the letters of guarantee.

              CHAPTER D' RIGHTS AND OBLIGATIONS OF THE CONTRACTING
                                    PARTIES.

         Article 9 - Rights and Obligations of the contracting parties

9.1. In case that a programmed game is not transmitted on NETHOLD's liability, NETHOLD is obliged to pay E.S.A.K.E. the sum of * as indemnity in addition to the financial and e.t.c. allowances mentioned above in articles 3.4 and 5 herein. The contracting parties agree that the above sum is fair and reasonable and covers the damage (restriction to the promotion of the advertised on the shirts of the contesting teams e.t.c.) suffered by E.S.A.K.E. and its union/kae members from the above cause.

9.2. In the case that a programmed game will not be transmitted on the liability of a union/kae and under the condition that this game is not replaced by another, NETHOLD is entitled to demand from E.S.A.K.E. and against the liable union/kae the sum of * as indemnity for the damage it suffered by the game not being transmitted as programmed live and the sum of * as indemnity for the damage it suffered by the game not being transmitted as programmed recorded. The contracting parties agree that the above sum is fair and reasonable and covers the damage suffered by NETHOLD. NETHOLD cannot exercise this right in cases of force majeure.

9.3. In a case of a game interrupted for any reason NETHOLD is entitled to transmit (show) the repetition or continuation of the interrupted game without any additional consideration. In case that a live game is cancelled such a game will be replaced by another as mentioned specifically above.

9.4. In case of a force majeure event the regulations of the Civil Code will be applied. Indicative are, the strike of NETHOLD's personnel, failure or other technical problems in the signal transmission due to problems in the OTE circuit, emergency news concerning national and solely matters of major importance etc, athletes' strike, interruption of a game due to violence, cancellation of a game by an act of authority, collapse of the satellite e.t.c.

9.5. NETHOLD is obliged two months before the commencement of each period to inspect with its technical crews if the courts in which the games of the above Championship will be conducted and comply to the prerequisites and specifications of tv transmission and to inform E.S.A.K.E. on this matter in writing within the above time limit.

9.6.     *

9.7.     *


9.8. NETHOLD is obliged to transmit each week in its programs a satisfactory number of trailers for each of the games to be transmitted. During the transmission of the trailers which will be effected during prime time the simultaneous promotion of the contesting teams will also be effected with their full name as defined in 1.5. herein above and of E.S.A.K.E.'s logo.

9.9. The tv transmission of the matches will cover the whole game and its extra time, the showing of the advertisements during each game or its extra time must not interfere with its completeness and in any case it will be effected with the restrictions of the effective legislation (normal interruptions, time out, commercial time out).

9.10. NETHOLD is obliged to transmit each week a show, of which its sports dept. will have the journalistic responsibility. Also reportage of all the games of the game will be shown in NETHOLD's sports programs. NETHOLD is obliged to present in its programs every week within the bounds of sports shows the union/kae, their history, their activities, and the head of their administration. The presentation of the union/kae will be to the extent that this possible, on equal terms.

9.11. NETHOLD is obliged, on its own expenses and care, to create a special audio-visual mark which will include the logo E.S.A.K.E.'s and of the person that will assume the rights defined in article 5 herein rights, the duration of which will be 8-10". This mark must be full and unconditionally accepted by E.S.A.K.E. will be shown before the beginning and after the end of the transmitted game and before the beginning of the show mentioned above in 9.10.

9.12. Each showing on the tv screen of the teams' names, either during the transmitted game or during the showing of highlights or in the reportage within the framework of the above shows will include the full name of the team as mentioned above, meaning it will include the particulars of its sponsor/supporter in case this is added to its name and will be accompanied by the showing of E.S.A.K.E.'s logo. E.S.A.K.E. is obliged to notify NETHOLD of a catalog with full particulars, logos, etc., distinctive marks of sponsors/supporters of its union/kae members.

9.13. Upon termination of each Championship, NETHOLD will deliver to E.S.A.K.E. a BETA video tape and a VHS video tape of a up to a two hour duration each with the best highlights of the transmitted games in order for E.S.A.K.E. to use these with NETHOLD's written approval for educational reasons but in no case for commercial exploitation.

9.14. NETHOLD is obliged to show in its programs without the payment of any consideration and within the framework of its social contribution, messages/announcements of a social content against violence in the courts which will be created jointly with E.S.A.K.E. in order to contribute by this manner to the attempt to stop the violence which appears in the athletic fields. All relevant expenses burden NETHOLD.

9.15. NETHOLD is obliged to take care so that the journalists, sportscasters and rest of its associates which will broadcast and comment the transmitted in accordance to the above, games and the presenters of above mentioned sports shows, mention the names and the rest of the distinctive marks of the teams as these are defined in par. 1.5. above each time they refer to these. Also the above persons are obliged to call the A1 National Division championship as "X Championship" (person mentioned in article 5 herein) and to make all endeavours for the promotion and upgrading of the E.S.A.K.E. Championship and of professional basketball in general, avoiding in any case derogatory and degrading for it and the organizing entity and the rest of the persons and entities participating in it, remarks.

9.16. NETHOLD has the right of exploitation of the television advertising broadcasted during the game with the above 9.9 restriction.

9.17. E.S.A.K.E. is obliged to provide to NETHOLD any element or information of its disposition that could assist the better promotion of the teams and of the championship in general.

9.18. NETHOLD solely is entitled to permit in writing the entrance of crews of other t.v. stations/channels (either of national, or of regional or of local coverage) in the courts where the games take place in order to receive extracts for the information of the public as provided by article 45 par 1 of law 1958/1991. In these cases E.S.A.K.E. should be notified in writing three days before the conduct of the game in order to inform the personnel of the courts.

NETHOLD undertakes to commit the television channels/stations to which it will provide the 3minutes of information by its own recording of tv programs carriers as mentioned above, to mention the UNIONS/KAE by their complete names as referred hereabove.

9.19. E.S A.K.E and its members UNIONS/KAE are obliged to permit the entrance in the courts where the games will take place of the technicians and sportscasters etc, employees of NETHOLD and to facilitate them during the performance of their work, by providing the suitable and secured conditions. For example they should facilitate the installation of recording, processing and transfer of signal equipment, the access to the cameramen and sports casters to the appropriate, according to their judgement, areas upon the condition that they do not hinder the Secretary, the arbitrators, the games, and the rest factors of the games during the performance of their duties etc.

9.20. E.S A.K.E promises to NETHOLd that in the framework of the above cooperation it will support the events (press conferences, receptions etc) that NETHOLD will organize for the promotion of their cooperation and provides to NETHOLD the exclusive right of the tv transmission of such events (draw, Commencement of the championship etc)

9.21. E.S A.K.E is obliged to deliver to NETHOLD any reproductions of all the games of the championship, either broadcasted or not, that it has probably recorded in VHS tapes.

9.22. E.S A.K.E is obliged to deliver for each day of competition of the Championship of its competence for the period of * to NETHOLD a sufficient number of invitations or free entrance invitations or free entrance for the courts, where the above games take place in order the latter to distribute them at its judgement.

9.23. With the prejudice of those provided in article 3.1, par. 2 herein, it is agreed that it is not permitted to NETHOLD, by any mean to assign, with or without consideration, to any other tv station/channel of national, regional or local coverage, the right to broadcast any game of the above championship from those that NETHOLD is entitled to transmit, as provided, specifically and detailed herein, as well as to assign the co-exploitation of these games, in any way, jointly with any other entity.

9.24. Legislative restrictions that could be imposed to tv broadcasting entities do not affect E.S A.K.E and its members, the UNIONS/KAE. In case that due to legislative restrictions NETHOLD will be obliged to exploit its programs via other entities it is entitled to exploit its rights deriving hereby via an other entity to which it will assign them. In any case it will be liable towards
E.S A.K.E and towards the Unions/kae jointly and severally with its counter-party in accordance with the said above, entity, and it waives its benefits of discussion and of division. Any exclusion of any technical method or mean of transmission of NETHOLD, does not consist an occasion to it to terminate the terms of the present agreement on its favor. Both parties waive their right to raise any doubts of the present for any reason, including the concurrence of the provisions of article 388 of the Civil Code.

                            CHAPTER E - MISCELLANOUS

                                   Article 10


10.1. The parties agree that the terms of the present agreement, which are all of the essential, consist their complete and unconditional agreement and any other probable previous agreement, oral or in writing, is invalid.

10.2. It is explicitly prohibited the assignment of the rights deriving hereby to any third party without the relevant written approval of the counter-party with the prejudice of the provisions of articles 3.1. par. 2 and 9.24 of the present agreement. It is permitted especially to the assignment by NETHOLD of those rights deriving from the provision of article 4 of the present article (concerning the grant and exploitation of the t.v advertising boards as specified hereabove) to the company named * and it's duly represented, under the terms and consideration which will be agreed between them and under the condition that NETHOLD is solely liable for the payment to the Union/KAE members of E.S A.K.E, according to articles 6.2 and 6.2.6 herein agreed consideration.

10.3. Any probable agreement of the parties herein concerning the amendment or modification of the present is drawn up only in writing.

10.4. Any omission of any of the parties to demand the accurate observance of the hereby agreed terms or to make use of its rights deriving hereby cannot be interpreted as a waiver.

10.5. In case that the terms of the present agreement will not be executed or will not be duly executed, the other party is entitled to terminate the agreement and demand to be indemnifies for any damages

10.6. The termination of the present agreement will be effected in accordance with the provision of the Civil Code and is notified in accordance with the provision of the Civil Procedure Code.

10.7. For any dispute or disagreement that may arise in relation with the interpretation of the terms of the present agreement as well as for any dispute that may arise from its performance, will be resolved by the Competent Courts of Athens


The present agreement was executed in 4 originals and each party received two of them

THE PARTIES
--------------------------------------------------------------------------------
                                   1ST ROUND
--------------------------------------------------------------------------------

------------------------------------------
               1ST GAME
               19/09/98
------------------------------------------

A.E.K. - OLYMPIACOS S.F.P.
PAOK - IRAKLIO O.A.A. MINOAN LINES
A.S. PAPAGOU KATSELIS - A.O.
SPORTING SOULIS
IRAKLIS - G.S. PERISTERIOU
A.S. APOLLON PATRON ACHAIA CLAUSS
- G.S. PANIONIOS NUTELLA
G.S. AMAROUSSIOU - ARIS

A.O. NEAR EAST - PANATHINAIKOS A.O.
------------------------------------------

------------------------------------------
               2ND GAME
               26/09/98
------------------------------------------

IRAKLIO O.A.A. MINOAN LINES - A.E.K.
A.O. SPORTING SOULIS - PAOK
G.S. PERISTERIOUS - A.S. PAPAGOU
KATSELIS
G.S. PANIONIOS NUTELLA - IRAKLIS
ARIS - A.S. APOLLON PATRON ACHAIA
CLAUSS
PANATHINKAIKOS A.O. - G.S.
AMAROUSSIOU
OLYMPIACOS S.F.P. - A.O. NEAR EAST
------------------------------------------

------------------------------------------
               3RD GAME
               03/10/98
------------------------------------------

A.E.K. - A.O. SPORTING SOULIS
PAOK - G.S. PERISTERIOU
A.S. PAPAGOU KATSELIS -- G.S.
PANIONIOS NUTELLA
IRAKLIS - ARIS
A.S. APOLLON PATRON ACHAIA CLAUSS
- PANATHINAIKOS A.O.
G.S. AMAROUSSIOU - A.O. NEAR EAST

OLYMPIACOS S.F.P. -- IRAKLIO O.A.A.
MINOAN LINES
------------------------------------------

------------------------------------------
               4TH GAME
               10/10/98
------------------------------------------

G.S. PERISTERIOU - A.E.K.
G.S. PANIONIOS NUTELLA - PAOK
ARIS - A.S. PAPAGOU KATSELIS

PANATHINKAIKOS A.O. - IRAKLIS
A.O. NEAR EAST - A.S. APOLLON
PATRON ACHAIA CLAUSS
G.S. AMAROUSSIOU - OLYMPIACOS
S.F.P.
A.O. SPORTING SOULIS - IRAKLIO O.A.A.
MINOAN LINES A.E.
------------------------------------------

------------------------------------------
               5TH GAME
               17/10/98
------------------------------------------

A.E.K. - G.S. PANIONIOS NUTELLA
A.S. PAPAGOU KATSELIS -
PANATHINAIKOS A.O.
IRAKLIS - A.O. NEAR EAST
A.S. APOLLON PATRON ACHAIA CLAUSS
- G.S. AMAROUSSIOU
OLYMPIACOS S.F.P. - A.O. SPORTING
SOULIS
IRAKLIO O.A.A. MINOAN LINES - G.S.
PERISTERIOU
------------------------------------------

------------------------------------------
               6TH GAME
               24/10/98
------------------------------------------

ARIS - A.E.K.
PANATHINAKIOIS A.O. - PAOK

G.S. AMAROUSSIOS - IRAKLIS
A.S. APOLLON PATRON ACHAIA CLAUSS
- OLYMPIACOS S.F.P.
G.S. PANIONIOS NUTELLA - IRAKLIO
O.A.A. MINOAN LINES
G.S. PERISTERIOU - A.O. SPORTING
SOULIS
------------------------------------------

------------------------------------------
               7TH GAME
               26/10/98
------------------------------------------

A.O. NEAR EAST - A.E.K.
G.S. AMAROUSSIOU - PAOK
A.S. PAPAGOU KATSELIS - G.S.
AMAROUSSIOU
IRAKLIS - A.S. APOLLON PATRON
OLYMPIAKOS S.F.P. - G.S. PERISTERIOU

IRAKLIO O.A.A. MINOAN LINES - ARIS
A.O. SPORTING SOULIS - G.S.
PANIONIOS NUTELLA
------------------------------------------


------------------------------------------
               8TH GAME
               17/10/98
------------------------------------------
A.O. NEAR EAST - A.E.K.
G.S. AMAROUSSIOU - PAOK
A.S. APOLLON PATRON ACHAIA CLAUSS
- A.S. PAPAGOU KATSELIS
IRAKLIS - OLYMPIAKOS S.F.P.
PANATHINAIKOS A.O. - IRAKLIO O.A.A.
MINOAN LINES
ARIS - A.O. SPORTING SOULIS
G.S. PANIONIOS NUTELLA - G.S.
PERISTERIOU
------------------------------------------

--------------------------------------------------------------------------------
                                   2ST ROUND
--------------------------------------------------------------------------------

------------------------------------------
               9TH GAME
               07/11/98
------------------------------------------

A.E.K. - G.S. AMAROUSSIOU

PAOK - A.S. APOLLON PATRON ACHAIA
CLAUSS
A.S. PAPAGOU KATSELIS - IRAKLIS

OLMPIAKOS S.F.P. -- G.S. PANIONIOS
NUTELLA
IRAKLIO O.A.A. MINOAN LINES - A.O.
NEAR EAST
A.O. SPORTING SOULIS -
PANATHINAIKOS A.O.
G.S. PERISTERIOU - ARIS
------------------------------------------

------------------------------------------
              10TH GAME
               14/11/98
------------------------------------------

A.S. APOLLON PATRON ACHAIA CLAUSS
- A.E.K.
IRAKLIS - PAOK

A.S. PAPAGOU KATSELIS - OLYMPIACOS
S.F.P.
G.S. AMAROUSSIOU - IRAKLIO O.A.A.
MINOAN LINES
A.O. NEAR EAST - A.O. SPORTING SOULIS
PANATHINAIKOS A.O. - G.S.
PERISTERIOU
ARIS - G.S. PANIONIOS NUTELLA
------------------------------------------

------------------------------------------
              11TH GAME
               05/12/98
------------------------------------------

A.E.K. - A.O. SPORTING SOULIS
PAOK - G.S. PERISTERIOU
A.S. PAPAGOU KATSELIS - G.S.
PANIONIOS NUTELLA
IRAKLIS - ARIS
A.S. APOLLON PATRON ACHAIA CLAUSS
- PANATHINAIKOS A.O.
G.S. AMAROUSSIOU - A.O. NEAR EAST

OLYMPIACOS S.F.P. - IRAKLIO O.A.A.
MINOAN LINES
------------------------------------------

------------------------------------------
              12TH GAME
               12/12/98
------------------------------------------

G.S. PERISTERIOU - A.E.K.
G.S. PANIONIOS NUTELLA - PAOK
ARIS - A.S. PAPAGOU KATSELIS

PANATHINAIKOS A.O. - IRAKLIS
A.O NEAR EAST - A.S. APOLLON
PATRON ACHAIA CLAUSS
G.S. AMAROUSSIOU - OLYMPIACOS
S.F.P.
A.O. SPORTING SOULIS - IRAKLIO O.A.A.
MINOAN LINES A.E.

------------------------------------------

------------------------------------------
              13TH GAME
               19/10/98
------------------------------------------

A.E.K. - PAOK

OLYMPIACOS S.F.P. - PANATHINAIKOS A.O.

IRAKLIO O.A.A. MINOAN LINES -
A.S. PAPAGOU KATSELIS

A.O. SPORTING SOULIS - IRAKLIS

G.S. PERISTERIOU - A.S. APOLON
PATRON ACHAIA CLAUSS

G.S. PANIONIOS NUTELLA -
G.S. AMAROUSIOU

ARIS - A.O. NIAR IST

------------------------------------------

------------------------------------------
              14TH GAME
               23/12/98
------------------------------------------

OLYMPIACOS S.F.P. - AEK
IRAKLIO O.A.A. MINOAN LINES - PAOK
A.O. SPORTING SOULIS - A.S. PAPAGOU
KATSELIS
G.S. PANIONIOS NUTELLA - A.S. APOLON
PATRON ACHAIA CLAUSS
ARIS - G.S. AMAROUSIOU
PANATHINAIKOS A.O. - A.O. NIAR IST
------------------------------------------


------------------------------------------

------------------------------------------
              15TH GAME
               02/01/99
------------------------------------------

AEK - IRAKLIO O.A.A. MINOAN LINES
PAOK - A.O. SPORTING SOULIS
A.S. PAPAGOU KATSELIS - G.S.
PERISTERIOU
IRAKLIS - G.S.  PANIONIOS NUTELLA
A.S. APOLON PATRON ACHAIA CLAUSS-
ARHS
G.S. AMAROUSIOU - PANATHINKAIKOS
A.O.
A.O. NIAR IST - OLYMPIACOS S.F.P
------------------------------------------

------------------------------------------
              16TH GAME
               09/01/99
------------------------------------------

A.O. SPORTING SOULIS - AEK
G.S. PERISTERIOU - PAOK
G.S. PANIONIOS NUTELLA
A.S. PAPAGOU KATSELIS
ARIS  IRAKLIS
PANATHINKAIKOS A.O. - A.S. APOLON
PATRON ACHAIA CLAUSS
A.O., NIAR IST - G.S. AMAROUSIOU
IRAKLIO O.A.A. MINOAN LINES -
OLYMPIACOS S.F.P.
------------------------------------------

------------------------------------------
              17TH GAME
               16/01/99
------------------------------------------
AEK - G.S. PERISTERIOU
PAOK - G.S. PANIONIOS NUTELLA
A.S. PAPAGOU KATSELIS - ARIS
IRAKLIS - PANATHINAIKOS A.O.
A.S. APOLON PATRON ACHAIA CLAUSS -
A.O. NIAR IST
OLYMPIACOS S.F.P. - G.S. AMARUSIOU
IRAKLIO O.A.A. MINOAN LINES -
SPORTING SOULIS
------------------------------------------

------------------------------------------
              18TH GAME
               23/01/99
------------------------------------------
G.S. PANIONIOS NUTELLA - AEK
ARIS - PAOK
PANATHINAIKOS A.O. - A.S. PAPAGOU
KATSELIS
A.O. NIAR IST - IRAKLIS
G.S. AMAROUSIOU - A.S. APOLON
PATRON ACHAIA CLAUSS
A.O. SPORTING SOULIS - OLYMPIACOS
S.F.P.
G.S. PERISTERIOU - IRAKLIO O.A.A.
MINOAN LINES
------------------------------------------

------------------------------------------
              19TH GAME
------------------------------------------
               27/01/99
------------------------------------------

AEK - ARIS

PAOK - PANATHINAIKOS A.O.
A.S. PAPAGOU KATSELIS - A.O. NIAR IST


IRAKLIS - G.S. AMAROUSIOU
OLYMPIACOS S.F.P. - A.S. APOLON II.
ACHAIA CLAUSS
IRAKLIO O.A.A. MINOAN LINES - G.S.
PANIONIOS NUTELLA
A.O. SPORTING SOULIS
G.S. PERISTERIOU
------------------------------------------

------------------------------------------
              20TH GAME
               06/02/99
------------------------------------------
PANATHINAIKOS A.O. - AEK

A.O. NIAR IST PAOK
G.S. AMARUSIOU - A.S. PAPAGOU
KATSELIS
A.S. APOLON PATRON ACHAIA CLAUSS -
IRAKLIS
G.S. PERISTERIOU - OLYMPIACOS S.F.P.
ARIS - IRAKLIO O.A.A. MINOAN LINES
G.S. PANIONIOS NUTELLA
A.O. SPORTING SOULIS



------------------------------------------

------------------------------------------
              21ST GAME
               13/02/99
------------------------------------------
AEK - A.O. NIAR IST
PAOK - G.S. AMAROUSIOU


A.S. PAPAGOU KATSELIS
A.S. APOLON ACHAIA CLAUSS
OLYMPIACOS S.F.P. - PANTHINAIKOS
A.O.
A.O. SPORTING SOULIS - ARIS

G.S. PERISTERIOU - G.S. PANIONIOS
NUTELLA

------------------------------------------

------------------------------------------
              22ND GAME
               20/02/99
------------------------------------------
G.S. AMAROUSIOU - AEK
A.S. APOLON PATRON ACHAIA CLAUSS
- PAOK
IRAKLIS - A.S. PAPAGOU KATSELIS

G.S. PANIONIOS NUTELLA - OLYMPIACOS
S.F.P.
A.O. NIAR IST - IRAKLIO O.A.A. MINOAN
LINES
PANATHINAIKOKS A.O. - A.O. SPORTING
SOULIS
ARIS - G.S. PERISTERIOUS
------------------------------------------

------------------------------------------
              23RD GAME
               06/03/99
------------------------------------------

AEK - A.S. APOLON PATRON ACHAIA
CLAUSS
PAOK -IRAKLIS
OLYMPIACOS S.F.P. - A.S. PAPAGOU
KATSELIS
IRAKLIO O.A.A. MINOAN LINES - G.S.
AMAROUSIOU
A.O. SPORTING SOULIS - A.O. NIAR IST

G.S. PERISTERIOU - PANTHINAIKOS A.O.
G.S. PANIONIOS NUTELLA - ARIS
------------------------------------------

------------------------------------------
              24TH GAME
               13/03/99
------------------------------------------

IRAKLIS - AEK

A.S. PAPAGOU KATSELIS - PAOK
ARIS - OLYMPIACOS S.F.P.

A.S. APOLON PATRON - IRAKLIO O.A.A.
MINOAN LINES
G.S. AMAROUSIOU - A.O. SPORTING
SOULIS
A.O. NIAR IST - G.S. PERISTERIOU
PANATHIAKOS A.O. - G.S. PANIONIOS
NUTELLA
------------------------------------------

------------------------------------------
              25TH GAME
               20/03/99
------------------------------------------

AEK - A.S. PAPAGOU KATSELIS
OLYMPIACOS S.F.P. PAOK

IRAKLIO O.A.A. MINOAN LINES - IRAKLIS

A.O. SPORTING SOULIS - A.S. APOLON II
ACHAIA CLAUSS
G.S. PERISTERIOU - G.S. AMAROUSIOU

G.S. PANIONIOS NUTELLA - A.O. NIAR IST

ARIS - PANATHINAICOS A.O.
------------------------------------------

------------------------------------------
              26TH GAME
               27/03/99
------------------------------------------
PAOK-AEK
PANATHINAICOS A.O. - OLYMPIACOS
S.F.P.
A.S. PAPAGOU KATSELIS - IRAKLIO
O.A.A. MINOAN LINES
IRAKLIS - A.O. SPORTING SOULIS

A.S. APOLON PATRON ACHAIA CLAUSS -
G.S. PERISTERIOU
G.S. AMAROUSIOU - G.S. PANIONIOS
NUTELLA
A.O. NIAR IST - ARIS
------------------------------------------

I certify that the translations into English of exhibits 10.4 and 10.5 to the Registration Statement on Form F-1 of MIH Limited are fair and accurate.

/s/ LESLEY R. PENFOLD
----------------------------------
Name

LR PENFOLD
----------------------------------
Title

CHIEF FINANCIAL OFFICER
----------------------------------
Date

FEBRUARY 18, 1999
----------------------------------